UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 23, 2008

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code         (770) 933-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 22, 2008, SunLink Homecare Services, LLC (“SHS”), a subsidiary of SunLink Health Systems, Inc. (“SunLink”), entered into a definitive Stock Purchase Agreement with Carmichael’s Cashway Pharmacy, Inc. (“Carmichael’s”), Theodore S. Carmichael and Judy Chiasson Carmichael (collectively with Carmichael’s, the “Sellers”), effective April 23, 2008, pursuant to which SHS purchased Carmichael’s for $24.0 million, consisting of $19.0 million in cash, $3.0 million in the form of a promissory note and $2.0 million in shares of SunLink (equaling 334,448 shares). In connection with the execution of the Stock Purchase Agreement, both SHS and the Sellers made customary representations, warranties and covenants.

The foregoing is not intended to be a complete description of the Stock Purchase Agreement and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is incorporated herein by reference from Exhibit 10.28 of the Company’s Report on Form 8-K dated April 29, 2008. The Stock Purchase Agreement contains representations and warranties that have been made as of the date of the agreement. These representations and warranties were made solely to and for the benefit of the parties to the agreement and may have had the purpose of confirming certain due diligence matters between the parties and may represent the allocation of risk between the parties in the context of a negotiated transaction. In addition, the representations and warranties may be qualified by information set forth in confidential disclosure schedules that the parties have exchanged in connection with their execution of the Stock Purchase Agreement. Accordingly, investors should not rely on the representations and warranties contained in the Stock Purchase Agreement as characterizations of the actual state of facts as of the date of the Stock Purchase Agreement or any subsequent time.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See description provided under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

a.

Financial statements of business acquired – The financial statements of Carmichael’s are attached as Exhibits 99.1, 99.2 and 99.3 to this report and are incorporated herein by reference. Notwithstanding anything to the contrary in Registration Statement Nos. 333-06129, 333-99667, 333-99669 and 333-137474 of SunLink, the attached financial statements of Carmichael’s listed as Exhibit 99.1 and 99.2 to this report are not incorporated by reference.

b.	Pro forma financial information – The information required by this item is attached as Exhibit 99.4 to this report and is incorporated herein by reference.

c.	Not applicable.

d.	Exhibits. The following exhibits are filed with this report:

Exhibit 23.1 – Consent of Cherry, Bekaert & Holland, L.L.P.

Exhibit 99.1 – Audited Consolidated Financial Statements of Carmichael’s Cashway Pharmacy, Inc. for the Seven Months ended December 31, 2006.

Exhibit 99.2 – Audited Consolidated Financial Statements and Supplementary Information of Carmichael’s Cashway Pharmacy, Inc. for the Year ended December 31, 2007.

Exhibit 99.3 – Audited Consolidated Financial Statements of Carmichael’s Cashway Pharmacy, Inc. for the period January 1, 2008 - April 22, 2008.

Exhibit 99.4 – Unaudited Pro Forma Condensed Financial Statements of SunLink Health Systems, Inc. as of and for the nine months ended March 31, 2008 and for the year ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title:	Chief Financial Officer

Dated: July 9, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Cherry, Bekaert & Holland, L.L.P.

99.1	Audited Consolidated Financial Statements of Carmichael’s Cashway Pharmacy, Inc. for the Seven Months ended December 31, 2006.

99.2	Audited Consolidated Financial Statements and Supplementary Information of Carmichael’s Cashway Pharmacy, Inc. for the Year ended December 31, 2007.

99.3	Audited Consolidated Financial Statements of Carmichael’s Cashway Pharmacy, Inc. for the period January 1, 2008 - April 22, 2008.

99.4	Unaudited Pro Forma Condensed Financial Statements of SunLink Health Systems, Inc. as of and for the nine months ended March 31, 2008 and for the year ended June 30, 2007.

5